UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Financials Fund

Semiannual report
2 | 28 | 17

This **global sector fund** invests in stocks of financial companies worldwide.

FUND SYMBOL
CLASS A
PGFFX

Putnam
Global Financials
Fund

Semiannual report
2 | 28 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation, and general economic conditions; and reduced profitability from limitations on loans, proprietary trading, and interest rates and fees charged as a result of extensive government regulations. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund's managers work with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund's global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation's economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund's managers to compare opportunities across companies, industries, and countries.

Developments and events that have affected the financials sector

1960s
Credit cards become popular with U.S. consumers

1970s
Banks introduce automated teller machines

1986
United Kingdom deregulates financial markets

2008
Lehman collapse accelerates global financial crisis

2010–2012
Eurozone grapples with sovereign debt and banking crises

2015
U.S. dollar climbs to 13-year high against the euro

The fund's 2008 inception post-dates many of these developments.

2 Global Financials Fund

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

ALL SECTORS IN ONE FUND:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

INDIVIDUAL SECTOR FUNDS:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Global Financials Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, MSCI World Financials Index (ND) changed to the MSCI World Financials & Real Estate Index (ND) on 9/1/16. The composition of the MSCI World Financials & Real Estate Index will be identical to the composition of the MSCI World Financials Index immediately prior to that date. Performance for periods prior to 8/31/16 for the MSCI World Financials Index and for periods after are for the MSCI World Financials & Real Estate Index.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 Global Financials Fund

Jacquelyne has an M.B.A. from Harvard Business School and a B.A. from Brown University. She joined Putnam in 2011 and has been in the investment industry since 1995.

Jackie, the financial sector delivered robust returns during the six-month period ended February 28, 2017. What were the key factors driving this strong performance?

The first two months of the period saw a modestly supportive backdrop for financials. The sector received a boost from interest rates ticking up and from signs of relatively stable global economic activity. In other words, conditions were reasonably supportive for financials, and European markets were generally improving as we gained more clarity around how Brexit might impact the U.K. and the broader European economy.

The election of Donald Trump in early November radically changed the backdrop for the sector. With Trump’s surprising win and the Republicans’ sweep of the U.S. Congress, expectations rapidly grew that policies geared toward tax reform, financial market deregulation, and GDP-enhancing infrastructure investment would be on tap for 2017. In addition, expectations for a faster schedule of interest-rate increases by the U.S. Fed — which we believe would be unambiguously positive for the banking sector — strengthened into a massive tailwind for financial stocks.

Global Financials Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Financials Fund

The fund delivered a healthy return in absolute terms, but trailed its benchmark. What led to this result?

Following the U.S. election, the significant increase in enthusiasm for stocks in the financial sector led to capital inflows into the fund and elevated cash levels. Given the outperformance of stocks sector-wide, having any cash at all acted like a drag on relative returns. Of course, part of our strategy as an active manager is to be patient and opportunistic about when and how we deploy cash into the market. Rather than chase euphoria, in other words, we continue to choose our moment for investing our clients’ money.

Why is the market hailing changing financial regulations as a good thing?

The prospect of less stringent regulations for banks and other financial institutions has boosted business and investor sentiment in the financial sector — and may eventually help stimulate the U.S. economy. Bank lending to small businesses, for example, has long been recognized as a potent driver of economic growth. But Republicans have contended that since the financial crisis of 2008, overly stringent bank regulations have hamstrung banks’ ability to lend and, hence, lending has not contributed as meaningfully as it might have to economic growth.

With the election of Donald Trump, market observers began looking forward eagerly to the potential for significant changes in the leadership of the various U.S. regulatory bodies, including the Securities and Exchange Commission, and a critical reassessment of financial reform legislation such as the Dodd-Frank Wall Street Reform and Consumer Protection Act. It is widely believed by investors and financial industry professionals that these types of changes would lead to less stringent financial regulations and, hence, contribute directly to the earnings and economic power of the sector as a whole.

What about European financials? Did stocks in this region improve primarily on the back of developments in the United States?

Some of the U.S. backdrop — particularly the rising-rate environment, but also the suggestion of less stringent bank regulation — began to generate enthusiasm for European financials during the period. But in our view, there were independent reasons to like this area of the market.

Over the past six months, economic growth began to wax stronger in Germany, the United Kingdom, France, Spain, and elsewhere. In addition, while the European Central Bank and Bank of England continued to focus on accommodative monetary policy, their leaders also made some statements to support rising expectations for a normalizing interest-rate environment not too far down the road. This helped lead to a re-rating of some European financial stocks during the period, and we considered much of this to be justified given the positive macroeconomic backdrop in the region.

Political questions in Europe pose some risks for European financials, given that the elections in France, Germany, and Italy set for later this year raise the possibility of more instability in the eurozone. But we will maintain our strategy of focusing on what we believe are the higher-quality companies in this region, such as banks with well-developed technological platforms and that are broadly diversified in terms of their exposure across Europe. In short, we expect to emphasize companies that we think stand a good chance of thriving regardless of the outcome of this year’s contentious political elections.

Global Financials Fund 7

Which stocks or strategies stood out as top contributors for the fund?

The top-performing stock was that of Assured Guaranty, a U.S.-based municipal bond insurer that we have owned for some time in the portfolio. The company has been diligent in maintaining a robust share buyback program, and this activity — along with the tailwind of rising interest rates — benefited the stock during the period. In addition, most of the company’s key competitors suffered business failures during the financial crisis, which in our view puts Assured Guaranty in a stronger position to assume greater market share as interest rates rise. We continue to believe this is a compelling opportunity in the financial product insurance market, and we maintained our position at period-end.

Another strong performer for the fund was the stock of KeyCorp. This midsize bank benefited from all of the major tailwinds we have already described, particularly the potential for corporate tax reform.

A third major contributor came from our decision to avoid the stock of Simon Property Group, a real estate investment trust [REIT]. We generally deemphasized REITs during the period, because historically they have not performed well in rising interest-rate environments. More particularly, though, Simon Property is a huge U.S. mall operator, and malls have suffered dramatically over a succession of quarters in their losing battle with online retailers.

Which stocks or strategies detracted most from the fund’s relative performance results?

Aside from the cash drag that we already described, the single largest detractor was a benchmark-relative underweight position in Bank of America early in the period. This stock benefited from all of the factors we’ve been discussing. But even absent these tailwinds, we have come to believe that a variety of business factors suggest the company is in a good position to maintain an edge over its

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Global Financials Fund

competitors. Consequently, during the period we increased our exposure to this stock.

Our position in Japan Hotel REIT, a large hotel operator, was also a significant detractor from relative returns. Japan is currently experiencing a decline in domestic demand for hotel rooms, which we attribute to the significant hikes in average hotel costs over the past few years. The company’s management has set some ambitious goals for revenue growth in 2017, but we are watching the stock closely. We maintained the position at period-end.

What is your outlook for the financial sector?

With the convergence of expectations for continued economic growth, corporate tax reform, a higher likelihood of looser regulation, and rising interest rates, the sector has been lifted by an exceedingly strong tailwind. While some of these factors will take time to play out fully, and the implementation of stimulative policy and revised regulatory backdrops may evolve in stages, we think that the backdrop for investors in this sector is more positive now than at any time in the past 10 years.

We continue to be very attentive to valuation in our sector. After the dramatic run-up in share prices, in our view there is little margin for error in how the aforementioned positive factors come together to support company earnings. Some large U.S. banks, for example, by the end of the period were trading well above their implied book value even though their fundamental profile continued to suggest low- to mid-single-digit returns on equity. In our view, to believe that these high valuations make sense, one must believe that everything — from tax reform, deregulation, a stronger economy, and higher interest rates — will work out well from the perspective of the banks. Given that these factors rely, in large part, on policy execution, that places a heavy burden on policymakers to get the details of important new legislation right.

For this reason, we will continue to have a preference for opportunities that our research suggests have fundamental levers — independent of policy working out perfectly — that can improve earnings and franchise value, and in this way be the primary drivers of the portfolio’s performance.

Thank you, Jackie, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Financials Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	97.78%	8.68%	52.33%	8.78%	4.98%	1.63%	26.95%	13.35%

After sales charge	86.41	7.90	43.57	7.50	–1.05	–0.35	19.65	6.83

Class B (12/18/08)
Before CDSC	86.42	7.90	46.75	7.97	2.68	0.88	26.01	12.92

After CDSC	86.42	7.90	44.75	7.68	0.40	0.13	21.01	7.92

Class C (12/18/08)
Before CDSC	85.98	7.87	46.69	7.96	2.64	0.87	25.97	12.88

After CDSC	85.98	7.87	46.69	7.96	2.64	0.87	24.97	11.88

Class M (12/18/08)
Before sales charge	89.93	8.14	48.66	8.25	3.50	1.15	26.27	13.04

After sales charge	83.28	7.67	43.45	7.48	–0.12	–0.04	21.85	9.08

Class R (12/18/08)
Net asset value	93.80	8.41	50.50	8.52	4.24	1.39	26.61	13.23

Class Y (12/18/08)
Net asset value	101.91	8.95	54.15	9.04	5.78	1.89	27.17	13.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Global Financials Fund

Comparative index returns For periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

MSCI World
Financials & Real	110.03%	9.48%	62.49%	10.20%	14.39%	4.58%	31.22%	14.91%
Estate Index (ND)*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, MSCI World Financials Index (ND) changed to the MSCI World Financials & Real Estate Index (ND) on 9/1/16. The composition of the MSCI World Financials & Real Estate Index will be identical to the composition of the MSCI World Financials Index immediately prior to that date. Performance for periods prior to 8/31/16 for the MSCI World Financials Index and for periods after are for the MSCI World Financials & Real Estate Index.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.193		$0.117	$0.129	$0.144		$0.163	$0.217

Capital gains	—		—	—	—		—	—

Total	$0.193		$0.117	$0.129	$0.144		$0.163	$0.217

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$10.64	$11.29	$10.30	$10.20	$10.50	$10.88	$10.50	$10.71

2/28/17	11.86	12.58	11.51	11.38	11.72	12.15	11.72	11.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Financials Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	96.61%	8.50%	48.74%	8.26%	3.69%	1.21%	16.17%	12.89%

After sales charge	85.31	7.73	40.19	6.99	–2.27	–0.76	9.49	6.40

Class B (12/18/08)
Before CDSC	85.32	7.73	43.24	7.45	1.36	0.45	15.27	12.47

After CDSC	85.32	7.73	41.24	7.15	–0.88	–0.29	10.27	7.47

Class C (12/18/08)
Before CDSC	84.84	7.70	43.29	7.46	1.40	0.46	15.35	12.51

After CDSC	84.84	7.70	43.29	7.46	1.40	0.46	14.35	11.51

Class M (12/18/08)
Before sales charge	88.80	7.97	45.26	7.75	2.22	0.73	15.67	12.69

After sales charge	82.19	7.51	40.18	6.99	–1.36	–0.45	11.62	8.74

Class R (12/18/08)
Net asset value	92.64	8.24	46.93	8.00	2.94	0.97	15.86	12.87

Class Y (12/18/08)
Net asset value	100.89	8.78	50.79	8.56	4.50	1.48	16.53	13.14

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/16*†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses for
the fiscal year ended 8/31/16†	2.26%	3.01%	3.01%	2.76%	2.51%	2.01%

Annualized expense ratio for the
six-month period ended 2/28/17	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

12 Global Financials Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.93	$10.88	$10.87	$9.56	$8.25	$5.61

Ending value (after expenses)	$1,133.50	$1,129.20	$1,128.80	$1,130.40	$1,132.30	$1,134.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.56	$10.29	$10.29	$9.05	$7.80	$5.31

Ending value (after expenses)	$1,018.30	$1,014.58	$1,014.58	$1,015.82	$1,017.06	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Financials Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials & Real Estate Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financial and real estate sectors. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Global Financials Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Financials Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Financials Fund

The fund’s portfolio 2/28/17 (Unaudited)

COMMON STOCKS (97.0%)*	Shares	Value

Banks (31.7%)

Australia & New Zealand Banking Group, Ltd. (Australia)	23,488	$556,455

Banco Macro SA ADR (Argentina)	2,861	220,469

Bank of America Corp.	37,700	930,436

Bank of Ireland (Ireland) †	734,637	174,333

Credicorp, Ltd. (Peru)	1,692	278,537

First Republic Bank	1,951	183,062

HDFC Bank, Ltd. ADR (India)	2,700	193,563

ING Groep NV GDR (Netherlands)	26,591	366,639

JPMorgan Chase & Co.	9,756	884,089

KeyCorp	26,400	495,528

Moneta Money Bank AS (Czech Republic) †	57,629	192,730

Natixis SA (France)	43,280	236,178

PacWest Bancorp	4,500	247,950

Permanent TSB Group Holdings PLC (Ireland) †	82,917	232,782

Sumitomo Mitsui Financial Group, Inc. (Japan)	6,600	257,138

Swedbank AB Class A (Sweden)	14,766	364,627

		5,814,516

Capital markets (16.5%)

AllianceBernstein Holding LP	11,100	263,070

Amundi SA (France)	3,542	205,331

BGP Holdings PLC (Malta) F	82,319	87

Charles Schwab Corp. (The)	9,800	396,018

E*Trade Financial Corp. †	7,800	269,178

Goldman Sachs Group, Inc. (The)	2,600	644,956

Invesco, Ltd.	9,300	299,367

KKR & Co. LP	32,279	581,990

Partners Group Holding AG (Switzerland)	710	371,489

		3,031,486

Consumer finance (2.3%)

Oportun Financial Corp. (acquired 6/23/15, cost $6,022) (Private) † ∆∆ F	2,113	5,420

Synchrony Financial	11,300	409,512

		414,932

Diversified financial services (3.1%)

Challenger, Ltd. (Australia)	37,283	327,011

Eurazeo SA (France)	3,960	244,581

		571,592

Equity real estate investment trusts (REITs) (5.1%)

Big Yellow Group PLC (United Kingdom)	15,027	136,304

Boston Properties, Inc.	1,641	228,148

Hibernia REIT PLC (Ireland)	102,148	130,941

Japan Hotel REIT Investment Corp (Japan)	312	223,839

Public Storage	979	222,683

		941,915

Hotels, restaurants, and leisure (1.4%)

Dalata Hotel Group PLC (Ireland) †	54,827	255,568

		255,568

Global Financials Fund 17

COMMON STOCKS (97.0%)* cont.	Shares	Value

Household durables (1.0%)

Berkeley Group Holdings PLC (The) (United Kingdom)	5,101	$186,343

		186,343

Insurance (27.6%)

Admiral Group PLC (United Kingdom)	5,362	121,625

AIA Group, Ltd. (Hong Kong)	83,800	529,492

American International Group, Inc.	12,747	814,788

Assured Guaranty, Ltd.	18,334	753,711

Chubb, Ltd.	3,420	472,541

Fairfax Financial Holdings, Ltd. (Canada)	400	180,093

Hartford Financial Services Group, Inc. (The)	6,200	303,118

Insurance Australia Group, Ltd. (Australia)	75,980	349,523

Intact Financial Corp. (Canada)	4,041	286,478

MetLife, Inc.	9,400	492,936

Prudential PLC (United Kingdom)	22,316	445,130

St James’s Place PLC (United Kingdom)	23,554	308,345

		5,057,780

IT Services (1.4%)

Visa, Inc. Class A	2,820	247,991

		247,991

Real estate management and development (4.3%)

Foxtons Group PLC (United Kingdom)	151,215	179,661

Kennedy-Wilson Holdings, Inc.	14,800	326,340

Mitsui Fudosan Co., Ltd. (Japan)	12,000	271,628

		777,629

Thrifts and mortgage finance (1.5%)

Radian Group, Inc.	14,800	275,428

		275,428

Transportation infrastructure (1.1%)

Sumitomo Warehouse Co., Ltd. (The) (Japan)	36,000	207,646

		207,646

Total common stocks (cost $14,991,538)		$17,782,826

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$17) (Private) † ∆∆ F	6	$15

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$315) (Private) † ∆∆ F	100	284

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$738) (Private) † ∆∆ F	145	664

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,069) (Private) † ∆∆ F	210	962

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$598) (Private) † ∆∆ F	109	539

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,812) (Private) † ∆∆ F	236	1,631

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$5,087 (Private) † ∆∆ F	1,785	4,579

18 Global Financials Fund

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,432) (Private) † ∆∆ F	2,257	$5,789

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$16,156) (Private) † ∆∆ F	5,674	14,540

Total convertible preferred stocks (cost $32,224)		$29,003

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	473,027	$473,027

Total short-term investments (cost $473,027)		$473,027

TOTAL INVESTMENTS

Total investments (cost $15,496,789)		$18,284,856

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $18,330,644.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $34,423, or 0.2% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $4,466 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	56.1%	Switzerland	2.0%

United Kingdom	7.5	Netherlands	2.0

Australia	6.7	Sweden	2.0

Japan	5.3	Peru	1.5

Ireland	4.3	Argentina	1.2

France	3.8	India	1.1

Hong Kong	2.9	Czech Republic	1.0

Canada	2.6	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Financials Fund 19

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $2,931,299) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N. A.

	Australian Dollar	Buy	4/19/17	$54,147	$51,272	$2,875

	British Pound	Sell	3/16/17	285,609	289,307	3,698

	Canadian Dollar	Buy	4/19/17	305,639	302,931	2,708

	Danish Krone	Buy	3/16/17	56,672	57,187	(515)

	Euro	Buy	3/16/17	56,287	57,970	(1,683)

Barclays Bank PLC

	Canadian Dollar	Buy	4/19/17	111,847	110,584	1,263

	Hong Kong Dollar	Buy	5/17/17	109,814	109,879	(65)

	Swiss Franc	Buy	3/16/17	70,548	70,575	(27)

Citibank, N.A.

	Euro	Buy	3/16/17	47,701	47,617	84

	Credit Suisse International

	Canadian Dollar	Buy	4/19/17	123,973	122,557	1,416

	Norwegian Krone	Buy	3/16/17	40,596	40,454	142

	Goldman Sachs International

	Australian Dollar	Buy	4/19/17	50,853	48,130	2,723

	Japanese Yen	Buy	5/17/17	142,346	140,474	1,872

	HSBC Bank USA, National Association

	Canadian Dollar	Buy	4/19/17	197,859	195,987	1,872

	Royal Bank of Scotland PLC (The)

	Canadian Dollar	Buy	4/19/17	66,957	66,192	765

	State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	31,171	29,504	1,667

	British Pound	Buy	3/16/17	211,506	216,333	(4,827)

	Canadian Dollar	Buy	4/19/17	23,876	22,597	1,279

	Euro	Buy	3/16/17	34,663	35,026	(363)

	Israeli Shekel	Buy	4/19/17	36,685	34,683	2,002

	Japanese Yen	Buy	5/17/17	299,229	296,165	3,064

	Singapore Dollar	Buy	5/17/17	220,018	219,234	784

	Swedish Krona	Sell	3/16/17	70,218	69,290	(928)

	Swiss Franc	Buy	3/16/17	897	937	(40)

UBS AG

	Australian Dollar	Sell	4/19/17	40,438	38,281	(2,157)

	Canadian Dollar	Buy	4/19/17	49,258	48,691	567

	Swiss Franc	Buy	3/16/17	63,174	63,208	(34)

	WestPac Banking Corp.

	Australian Dollar	Sell	4/19/17	59,737	56,544	(3,193)

	British Pound	Sell	3/16/17	62,931	63,036	105

	Canadian Dollar	Buy	4/19/17	26,964	26,654	310

Total						$15,364

20 Global Financials Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$441,911	$—	$—

Financials	15,160,227	—	5,507

Industrials	207,646	—	—

Information technology	247,991	—	—

Real estate	1,719,544	—	—

Total common stocks	17,777,319	—	5,507

Convertible preferred stocks	—	—	29,003

Short-term investments	473,027	—	—

Totals by level	$18,250,346	$—	$34,510

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$15,364	$—

Totals by level	$—	$15,364	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 21

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,023,762)	$17,811,829
Affiliated issuers (identified cost $473,027) (Notes 1 and 5)	473,027

Cash	7,333

Foreign currency (cost $304) (Note 1)	305

Dividends, interest and other receivables	45,956

Receivable for shares of the fund sold	84,769

Receivable from Manager (Note 2)	22,994

Unrealized appreciation on forward currency contracts (Note 1)	29,196

Foreign tax reclaim	3,399

Prepaid assets	51,833

Total assets	18,530,641

LIABILITIES

Payable for shares of the fund repurchased	117,971

Payable for custodian fees (Note 2)	7,328

Payable for investor servicing fees (Note 2)	6,567

Payable for Trustee compensation and expenses (Note 2)	2,891

Payable for administrative services (Note 2)	51

Payable for distribution fees (Note 2)	7,394

Payable for auditing and tax fees	33,365

Unrealized depreciation on forward currency contracts (Note 1)	13,832

Other accrued expenses	10,598

Total liabilities	199,997

Net assets	$18,330,644

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,314,651

Distributions in excess of net investment income (Note 1)	(41,042)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(746,453)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,803,488

Total — Representing net assets applicable to capital shares outstanding	$18,330,644

(Continued on next page)

22 Global Financials Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,652,395 divided by 729,504 shares)	$11.86

Offering price per class A share (100/94.25 of $11.86)*	$12.58

Net asset value and offering price per class B share ($1,424,514 divided by 123,771 shares)**	$11.51

Net asset value and offering price per class C share ($2,800,249 divided by 246,009 shares)**	$11.38

Net asset value and redemption price per class M share ($104,238 divided by 8,895 shares)	$11.72

Offering price per class M share (100/96.50 of $11.72)*	$12.15

Net asset value, offering price and redemption price per class R share
($989,687 divided by 84,459 shares)	$11.72

Net asset value, offering price and redemption price per class Y share
($4,359,561 divided by 365,604 shares)	$11.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 23

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,810)	$151,351

Interest (including interest income of $2,107 from investments in affiliated issuers) (Note 5)	2,114

Securities lending (net of expenses) (Note 1)	227

Total investment income	153,692

EXPENSES

Compensation of Manager (Note 2)	47,587

Investor servicing fees (Note 2)	17,594

Custodian fees (Note 2)	6,194

Trustee compensation and expenses (Note 2)	391

Distribution fees (Note 2)	28,596

Administrative services (Note 2)	264

Auditing and tax fees	24,039

Blue sky expense	36,824

Other	10,639

Fees waived and reimbursed by Manager (Note 2)	(63,061)

Total expenses	109,067

Expense reduction (Note 2)	(17)

Net expenses	109,050

Net investment income	44,642

Net realized gain on investments (Notes 1 and 3)	214,449

Net realized gain on foreign currency transactions (Note 1)	28,206

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(55,141)

Net unrealized appreciation of investments during the period	1,636,596

Net gain on investments	1,824,110

Net increase in net assets resulting from operations	$1,868,752

The accompanying notes are an integral part of these financial statements.

24 Global Financials Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$44,642	$147,340

Net realized gain (loss) on investments
and foreign currency transactions	242,655	(840,833)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,581,455	(319,021)

Net increase (decrease) in net assets resulting
from operations	1,868,752	(1,012,514)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(129,627)	(5,558)

Class B	(13,087)	(1,051)

Class C	(29,227)	(2,137)

Class M	(1,260)	(64)

Class R	(13,307)	(710)

Class Y	(75,148)	(2,810)

From net realized long-term gain on investments
Class A	—	(229,336)

Class B	—	(43,358)

Class C	—	(88,196)

Class M	—	(2,647)

Class R	—	(29,299)

Class Y	—	(115,955)

Increase (decrease) from capital share transactions (Note 4)	3,275,183	(491,670)

Total increase (decrease) in net assets	4,882,279	(2,025,305)

NET ASSETS

Beginning of period	13,448,365	15,473,670

End of period (including distributions in excess of net
investment income of $41,042 and undistributed net
investment income of $175,972, respectively)	$18,330,644	$13,448,365

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Financials Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

February 28, 2017**	$10.64	.04	1.37	1.41	(.19)	—	(.19)	—	$11.86	13.35*	$8,652	.65*	.36*	20*

August 31, 2016	11.68	.13	(.77)	(.64)	(.01)	(.39)	(.40)	—	10.64	(5.66)	6,621	1.28[f]	1.20[f]	46

August 31, 2015	15.28	.10	(.28)	(.18)	(.03)	(3.39)	(3.42)	—	11.68	(1.38)	6,384	1.28	.81	39

August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55

August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	—[e]	13.70	29.42	7,840	1.35	1.18	54

August 31, 2012	10.36	.16	.34	.50	(.15)	(.07)	(.22)	.01	10.65	5.20	4,817	1.41	1.58	68

Class B

February 28, 2017**	$10.30	—[e]	1.33	1.33	(.12)	—	(.12)	—	$11.51	12.92*	$1,425	1.02*	(.02)*	20*

August 31, 2016	11.40	.05	(.75)	(.70)	(.01)	(.39)	(.40)	—	10.30	(6.33)	1,099	2.03[f]	.46[f]	46

August 31, 2015	15.07	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.40	(2.15)	1,093	2.03	.06	39

August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55

August 31, 2013	10.53	.06	2.94	3.00	—	—	—	—[e]	13.53	28.49	700	2.10	.46	54

August 31, 2012	10.24	.08	.34	.42	(.07)	(.07)	(.14)	.01	10.53	4.36	357	2.16	.81	68

Class C

February 28, 2017**	$10.20	—[e]	1.31	1.31	(.13)	—	(.13)	—	$11.38	12.88*	$2,800	1.02*	(.02)*	20*

August 31, 2016	11.29	.04	(.73)	(.69)	(.01)	(.39)	(.40)	—	10.20	(6.31)	1,866	2.03[f]	.42[f]	46

August 31, 2015	14.96	.01	(.29)	(.28)	—	(3.39)	(3.39)	—	11.29	(2.17)	1,765	2.03	.08	39

August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55

August 31, 2013	10.45	.06	2.92	2.98	—	—	—	—[e]	13.43	28.52	3,925	2.10	.43	54

August 31, 2012	10.25	.10	.30	.40	(.14)	(.07)	(.21)	.01	10.45	4.34	2,627	2.16	1.02	68

Class M

February 28, 2017**	$10.50	.01	1.35	1.36	(.14)	—	(.14)	—	$11.72	13.04*	$104	.90*	.11*	20*

August 31, 2016	11.58	.08	(.76)	(.68)	(.01)	(.39)	(.40)	—	10.50	(6.06)	86	1.78[f]	.77[f]	46

August 31, 2015	15.22	.04	(.29)	(.25)	—	(3.39)	(3.39)	—	11.58	(1.89)	79	1.78	.33	39

August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55

August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	—[e]	13.62	28.84	110	1.85	.61	54

August 31, 2012	10.33	.11	.32	.43	(.12)	(.07)	(.19)	.01	10.58	4.56	70	1.91	1.05	68

Class R

February 28, 2017**	$10.50	.03	1.35	1.38	(.16)	—	(.16)	—	$11.72	13.23*	$990	.77*	.23*	20*

August 31, 2016	11.56	.11	(.77)	(.66)	(.01)	(.39)	(.40)	—	10.50	(5.89)	866	1.53[f]	1.03[f]	46

August 31, 2015	15.17	.09	(.31)	(.22)	—	(3.39)	(3.39)	—	11.56	(1.66)	893	1.53	.68	39

August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55

August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	—[e]	13.60	29.05	564	1.60	.94	54

August 31, 2012	10.31	.13	.33	.46	(.13)	(.07)	(.20)	.01	10.58	4.83	340	1.66	1.30	68

Class Y

February 28, 2017**	$10.71	.05	1.38	1.43	(.22)	—	(.22)	—	$11.92	13.40*	$4,360	.53*	.48*	20*

August 31, 2016	11.72	.16	(.77)	(.61)	(.01)	(.39)	(.40)	—	10.71	(5.37)	2,910	1.03[f]	1.45[f]	46

August 31, 2015	15.34	.14	(.30)	(.16)	(.07)	(3.39)	(3.46)	—	11.72	(1.17)	5,260	1.03	1.08	39

August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55

August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	—[e]	13.74	29.83	4,662	1.10	1.48	54

August 31, 2012	10.39	.19	.32	.51	(.17)	(.07)	(.24)	.01	10.67	5.39	1,193	1.16	1.90	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Global Financials Fund	Global Financials Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2017	0.41%

August 31, 2016	0.95

August 31, 2015	1.00

August 31, 2014	0.59

August 31, 2013	0.37

August 31, 2012	0.78

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

28 Global Financials Fund

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek capital appreciation. This fund concentrates in the financial industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the financial services industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

Global Financials Fund 29

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

30 Global Financials Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,402 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Global Financials Fund 31

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$183,919	$5,002	$188,921

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $721,555 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

32 Global Financials Fund

The aggregate identified cost on a tax basis is $15,574,348, resulting in gross unrealized appreciation and depreciation of $3,274,911 and $564,403, respectively, or net unrealized appreciation of $2,710,508.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.311% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $63,061 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined

Global Financials Fund 33

contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,366	Class R	1,022

Class B	1,394	Class Y	4,149

Class C	2,554	Total	$17,594

Class M	109

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12 under the expense offset arrangements and by $5 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$9,015

Class B	1.00%	1.00%	6,012

Class C	1.00%	1.00%	11,011

Class M	1.00%	0.75%	352

Class R	1.00%	0.50%	2,206

Total			$28,596

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,479 and $0 from the sale of class A and class M shares, respectively, and received $52 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

34 Global Financials Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $0 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$5,835,831	$2,957,585

U.S. government securities (Long-term)	—	—

Total	$5,835,831	$2,957,585

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	267,117	$3,042,889	241,977	$2,608,765

Shares issued in connection with
reinvestment of distributions	10,699	122,506	20,663	230,598

	277,816	3,165,395	262,640	2,839,363

Shares repurchased	(170,496)	(1,887,728)	(187,090)	(1,949,356)

Net increase	107,320	$1,277,667	75,550	$890,007

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	32,687	$362,951	29,435	$318,850

Shares issued in connection with
reinvestment of distributions	1,143	12,710	4,055	43,997

	33,830	375,661	33,490	362,847

Shares repurchased	(16,719)	(182,883)	(22,703)	(232,246)

Net increase	17,111	$192,778	10,787	$130,601

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	85,219	$937,256	125,231	$1,343,489

Shares issued in connection with
reinvestment of distributions	2,583	28,421	8,400	90,303

	87,802	965,677	133,631	1,433,792

Shares repurchased	(24,711)	(264,206)	(106,998)	(1,058,225)

Net increase	63,091	$701,471	26,633	$375,567

Global Financials Fund 35

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	576	$6,332	2,614	$27,125

Shares issued in connection with
reinvestment of distributions	111	1,260	246	2,711

	687	7,592	2,860	29,836

Shares repurchased	—	—	(1,443)	(15,262)

Net increase	687	$7,592	1,417	$14,574

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	23,425	$261,728	63,704	$664,262

Shares issued in connection with
reinvestment of distributions	598	6,760	1,329	14,664

	24,023	268,488	65,033	678,926

Shares repurchased	(22,039)	(240,128)	(59,847)	(624,947)

Net increase	1,984	$28,360	5,186	$53,979

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	130,710	$1,487,024	118,821	$1,260,770

Shares issued in connection with
reinvestment of distributions	6,477	74,495	10,600	118,725

	137,187	1,561,519	129,421	1,379,495

Shares repurchased	(43,403)	(494,204)	(306,400)	(3,335,893)

Net increase (decrease)	93,784	$1,067,315	(176,979)	$(1,956,398)

At the close of the reporting period, the Putnam Global Sector Fund owned 9.6% of the outstanding shares of the fund.

At the close of the reporting period, a shareholder of record owned 5.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC *	$—	$—	$—	$97	$—

Putnam Short Term
Investment Fund**	$275,150	$4,015,130	$3,817,253	$2,107	$473,027

Totals	$275,150	$4,015,130	$3,817,253	$2,204	$473,027

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

36 Global Financials Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the financials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,900,000

Warrants (number of warrants)	5,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$29,196	Payables	$13,832

Total		$29,196		$13,832

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$34,735	$34,735

Equity contracts	10,046	—	10,046

Total	$10,046	$34,735	$44,781

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(55,442)	$(55,442)

Equity contracts	(26,864)	—	(26,864)

Total	$(26,864)	$(55,442)	$(82,306)

Global Financials Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$9,281	$1,263	$84	$1,558	$4,595	$1,872	$765	$8,796	$567	$415	$29,196

Total Assets	$9,281	$1,263	$84	$1,558	$4,595	$1,872	$765	$8,796	$567	$415	$29,196

Liabilities:

Forward currency contracts#	2,198	92	—	—	—	—	—	6,158	2,191	3,193	13,832

Total Liabilities	$2,198	$92	$—	$—	$—	$—	$—	$6,158	$2,191	$3,193	$13,832

Total Financial and	$7,083	$1,171	$84	$1,558	$4,595	$1,872	$765	$2,638	$(1,624)	$(2,778)	$15,364
Derivative Net Assets

Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$7,083	$1,171	$84	$1,558	$4,595	$1,872	$765	$2,638	$(1,624)	$(2,778)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

38 Global Financials Fund	Global Financials Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

40 Global Financials Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Financials Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 Global Financials Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Financials Fund 43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 Global Financials Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA720 305433 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017